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                                                            Exhibit 23.02
                                                            -------------


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated January 27, 1995 included in CIPSCO Incorporated's Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this Registration Statement.


                                         /s/ Arthur Andersen LLP
                                         ARTHUR ANDERSEN LLP



Chicago, Illinois
November 13, 1995